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                                                                       EX 99.906

  CERTIFICATION PURSUANT TO RULE 30A-2(A) UNDER THE 1940 ACT AND SECTION 906 OF
                             THE SARBANES-OXLEY ACT

I, Robert J. Christian, President & Chief Executive Officer of WT Investment Trust I (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: September 8, 2004                /s/ Robert J. Christian
      ------------------               -----------------------------------
                                       Robert J. Christian
                                       President & Chief Executive Officer


I, John R. Giles, Vice President & Chief Financial Officer of WT Investment Trust I (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: September 8, 2004                /s/ John R. Giles
      ------------------               ----------------------------------------
                                       John R. Giles
                                       Vice President & Chief Financial Officer